Exhibit 10.1

General Agreement	TRAVELERS CASUALTY AND SURETY COMPANY OF AMERICA
Of Indemnity	Hartford, Connecticut 06183

We the undersigned, individually and for and on behalf of all other Indemnitors, enter into this General Agreement of Indemnity (“Agreement”) in favor of Company. Witnesseth:

WHEREAS, in the transaction of business, Bonds have heretofore been and/or may hereafter be executed by Company. In connection with the execution, delivery and/or assumption of obligations of such Bonds, Company requires complete indemnification.

NOW, THEREFORE, as an inducement to Company and in consideration of Company’s execution and/or delivery of one or more Bonds, refraining from canceling one or more Bonds, and/or assumption of obligations by Company of one or more Bonds, and for other good and valuable consideration, the Indemnitors jointly and severally agree with Company as follows:

1. Definitions: For purposes of this Agreement, the following definitions apply, which definitions shall be equally applicable to both the singular and plural forms of such terms:

Bond - Any and all bonds, undertakings, guarantees, contractual obligations, and writings or statements of prequalification or commitment, including Modifications thereof, which Company has executed or procured for or on behalf of NEXT Electric, Inc., or its successor in interest NEXT Electric, LLC, whether executed or procured before, on, or after the execution of this Agreement. For the purpose of this definition, “Modifications” shall include but not be limited to renewals, substitutions, riders, endorsements, reinstatements, replacements, increases or decreases in penal sum, continuations, and extensions.

Company - Travelers Casualty and Surety Company of America, St. Paul Fire and Marine Insurance Company, any of their present or future direct or indirect parent companies, any of the respective present or future direct or indirect affiliates or subsidiaries of such companies and parent companies, and/or any of the aforementioned entities’ successors or assigns.

Contract - Any contract or obligation the performance of which is guaranteed or covered either in whole or in part under a Bond.

Default - Any of the following shall constitute a Default, following receipt of notice from the Company by IES Holdings, Inc., or NEXT Electric, LLC, and three (3) business days for Indemnitors to cure such event: (a) a declaration of Contract default by any Obligee; (b) actual breach or abandonment of any Contract; (c) a material breach of any provision of this Agreement; (d) failure to make payment of a properly due and owing bill in connection with any Contract; (e) Company’s good faith establishment of a reserve with respect to a Bond; (f) improper diversion of Contract funds or any Indemnitor’s assets to the detriment of Contract obligations; (g) any Indemnitor’s becoming the subject of any proceeding or agreement of bankruptcy, receivership, insolvency, or creditor assignment, or actually becoming insolvent; (h) any Indemnitor’s dying, becoming legally incompetent, being imprisoned, being convicted of a felony, or disappearing and being unable to be located; (i) any representation furnished to Company by or on behalf of any Indemnitor proving to have been materially false or misleading when made; and/or (j) any change in control or existence of any Indemnitor other than one which results in another Indemnitor remaining the controlling party. Change in control means the addition or departure of any person or entity having a fifty-one percent (51%) or greater ownership interest in any Indemnitor.

Indemnitors - Undersigned, all new indemnitors added to this Agreement by rider, their present and future direct and indirect subsidiaries, affiliates, and parent companies (other than shareholders of IES Holdings, Inc.), and all of their successors and assigns, and any joint venture, co-venture, consortium, partnership, trust, association, limited liability company or other legal entity in which one or more of them are involved, whether in existence now or formed or acquired hereafter, and any entity that obtains Bonds from Company at the request of any of the aforementioned parties, or any combination of the above.

Loss - All loss and expense of any kind or nature, including attorneys’ and other professional fees, which Company incurs in connection with any Bond or this Agreement, including but not limited to all loss and expense incurred by reason of Company’s: (a) making any investigation in connection with any Bond; (b) prosecuting or defending any action in connection with any Bond, including any expenses incurred by Company to defend any extra-contractual claim where there has been no final adverse determination /adjudication of liability against Company on such claim; (c) obtaining the release of any Bond; (d) recovering or attempting to recover Property in connection with any Bond or this Agreement; (e) enforcing by litigation or otherwise any of the provisions of this Agreement; and (f) all interest accruing thereon at the maximum legal rate.

Obligee - Any person or entity in whose favor a Bond has been issued, and that person’s or entity’s successors and assigns.

Property - Indemnitors’ rights, title and interest, whether now held or hereafter acquired in: (a) any Contract or contract, including but not limited to subcontracts let; (b) any and all sums due or which may hereafter become due under any Contract or contract, and all damage claims and proceeds related thereto; (c) all rights arising under any surety bonds or insurance policies in connection with a Contract; and (d) any and all of the following property relating to any individual Contract: accounts receivable, letters of credit, documents of title, bills of lading, warehouse receipts, machinery, plants, equipment, tools, materials, supplies, inventory, vehicles, hardware, software, machine tools, fixtures, office equipment, books, records, designs, licenses, patents, intellectual property, as-builts, construction drawings and documents, and all electronically stored information.

2. Payment of Premium: Indemnitors shall pay to Company all premiums for each Bond executed and all renewals and extensions thereof.

3. Indemnification and Hold Harmless: Indemnitors shall exonerate, indemnify and save Company harmless from and against all Loss. An itemized, sworn statement by an employee of Company, or other evidence of payment, shall be prima facie evidence of the propriety, amount and existence of Indemnitors’ liability. Amounts due to Company shall be payable upon demand.

4. Claim Settlement: Company shall have the right, in its sole discretion, to determine for itself and Indemnitors whether any claim, demand or suit brought against Company or any Indemnitor in connection with or relating to any Bond shall be paid, compromised, settled, tried, defended or appealed, and its determination shall be final, binding and conclusive upon the Indemnitors. Company shall be entitled to immediate reimbursement for any and all Loss incurred under the belief it was necessary or expedient to make such payments.

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5. Collateral Security: Indemnitors agree to deposit with Company, upon demand, an amount as determined by Company sufficient to discharge any Loss or anticipated Loss. Indemnitors further agree to deposit with Company, upon demand, an amount equal to the value of any assets or Contract funds improperly diverted by any Indemnitor. Sums deposited with Company pursuant to this paragraph may be used by Company to pay such claim or be held by Company as collateral security against any Loss or unpaid premium on any Bond. Company shall have no duty to invest, or provide interest on, the deposit. Indemnitors agree that Company would suffer irreparable damage and would not have an adequate remedy at law if Indemnitors fail to comply with the provisions of this paragraph. Any payments made by an Indemnitor hereunder that are not used by the Company for the purpose of satisfying Loss shall be returned to the Indemnitors upon Company’s receipt of competent written evidence that there is no further liability under any Bond.

6. Remedies: In the event of a Default, Indemnitors assign, convey and transfer to Company all of their rights, title and interests in Collateral, and Company shall have a right in its sole discretion to: (a) take possession of the work under any Contract and to complete said Contract, or cause, or consent to, the completion thereof; (b) immediately take possession of Indemnitors’ Collateral, and utilize the Collateral for the completion of the work under the Contracts without payment for such use; (c) assert or prosecute any right or claim in the name of any Indemnitor and to settle any such right or claim as Company sees fit to remediate a Loss; (d) execute in the name of any Indemnitor, any instruments deemed necessary or desirable by Company to: (i) provide Company with title to Collateral, (ii) take immediate possession of Contract funds whether earned or unearned, (iii) collect such Contract sums as may be due Indemnitors and to endorse in the name of Indemnitors, and (iv) collect on any negotiable instruments; (e) require any Obligee to withhold payment of Contract funds unless and until Company consents to its release; and/or (f) be subrogated to all the rights, remedies, properties, funds, securities and receivables relating to Indemnitors’ Contracts or contracts and have the right to offset losses on any Contract or Bond against proceeds, funds, or property due from another Contract, bond or contract. Further, in the event of Default and upon demand Indemnitors shall direct that all payments, monies, and properties that are due or may become due on any Contract or contract be made payable to, and/or sent directly to, Company, and shall issue whatever writing or notices as deemed necessary by Company to effectuate the default and/or termination of any Contract.

7. Joint and Several Liability: The obligations of Indemnitors hereunder are joint and several. Company is authorized to settle with any one or more of the Indemnitors individually, and without reference to the others, and any such settlements shall not bar or prejudice actions by Company against or affect the liability of the other Indemnitors hereunder.

8. Decline Execution: Company has the right, for any reason, to decline to execute: (a) any Bond, including final Bonds where Company provided a bid Bond; (b) any Bond rider or consent authorizing any change to any Bond; and/or (c) any other consent of surety, without incurring any liability or waiving any right.

9. Trust Fund: All payments due or received for or on account of any Contract, whether or not in the possession of any Indemnitor, shall be held in trust as trust funds by Indemnitors for the benefit and payment of all obligations for which Company as beneficiary may be liable under any Bond. Company may open a trust account or accounts with a bank for the deposit of the trust funds. Upon demand, Indemnitors shall deposit therein all trust funds received. Withdrawals from such trust accounts shall require the express consent of Company.

10. Books, Records and Credit: Indemnitors shall furnish upon demand, and Company shall have the right of free access to, at reasonable times, the records of Indemnitors including, but not limited to, books, papers, records, documents, contracts, reports, financial information, accounts and electronically stored information, for the purpose of examining and copying them. Indemnitors expressly authorize Company to access their credit records, including, but not limited to, account numbers and/or account balances from financial institutions. To the extent required by law, Indemnitors, upon request, shall be informed whether or not a consumer report has been requested by Company, and if so, of the name and address of the consumer reporting agency furnishing the report.

11. Attorney in Fact: Indemnitors irrevocably constitute, appoint and designate Company as their attorney in fact with the right, but not the obligation, to exercise all rights of Indemnitors assigned or granted to Company and to execute and deliver any other assignments, documents, instruments or agreements deemed necessary by Company to exercise its rights under this Agreement in the name of any Indemnitor.

12. Security Interest: As security for their obligations hereunder, Indemnitors hereby grant to Company a security interest in the Property of Indemnitors, wherever located, whether now owned or hereafter acquired or arising, and all proceeds and products thereof (the “Collateral”). This Agreement shall for all purposes constitute a Security Agreement for the benefit of Company in accordance with the Uniform Commercial Code (“UCC”) and all similar statutes. Indemnitors hereby irrevocably authorize Company, without notice to any Indemnitor, in order to perfect the security interest granted herein, to file either: (a) this Agreement or a copy or other reproduction of this Agreement; or (b) any initial financing statements or amendments thereto that indicate the Collateral as all assets of Indemnitors or words of similar effect, as being of an equal or lesser scope or with greater detail and that contain any other information relating to any Indemnitor required by Part 5 of Article 9 of the UCC for the jurisdiction where such financing statement or amendment is filed. Company may add schedules or other documents to this Agreement as necessary to perfect its rights. The failure to file or record this Agreement or any financing statement shall not release or excuse any of the obligations of Indemnitors under this Agreement.

13. Termination: This is a continuing Agreement, which remains in full force and effect until terminated. The sole method available to Indemnitors to terminate their participation in this Agreement is by giving written notice to Company of Indemnitors’ intent to terminate. Such notice shall be sent to Travelers Bond & Specialty Insurance, Attention: Construction Services – Bond, One Tower Square, Hartford, Connecticut 06183. The termination shall take effect thirty (30) days after Company receives such notice (“Termination Date”). The notice shall not relieve Indemnitor from its obligations for any Bond executed prior to the Termination Date or with respect to any Bond executed after the Termination Date: (a) upon the award of a Contract to any Indemnitor on a bid or proposal in respect of which Company has executed or procured a bid Bond prior to the Termination Date; or (b) which Company has become committed to execute or procure prior to the Termination Date; or (c) in connection with any maintenance, guarantee, claim, lien, litigation, or other matter involving or relating to any Bond executed prior to the Termination Date or thereafter executed or procured as provided in sub- paragraphs (a) or (b) above.

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14. Jurisdiction: In any legal proceeding brought by or against Company that in any way relates to this Agreement, each Indemnitor, for itself and its property, irrevocably and unconditionally submits to the exclusive jurisdiction, at the sole and exclusive option of

Company, of the courts in any state in which any Indemnitor resides, has property, or in which any Contract is performed. Indemnitors hereby irrevocably and unconditionally submit to the jurisdiction of said courts and waive and agree not to assert any claim that they are not subject to the jurisdiction of any such court, that such proceeding is brought in an inconvenient forum or that the venue of such proceeding is improper.

15. Other Sureties: If Company procures the execution of Bonds by other sureties, executes Bonds with co-sureties or obtains reinsurance, the provisions of this Agreement inure to the benefit of such other surety, co-surety or reinsurer, but only as to such Bonds.

16. Nature of Rights: If any provision or portion of this Agreement is or becomes unenforceable, this Agreement shall not be void, but shall be construed and enforced with the same effect as though such provision or portion were omitted. Subject to the terms of the partial release of prior indemnity agreements provided by Company to Indemnitors via letter dated on or around July 14, 2017, this Agreement is in addition to and not in lieu of any other agreement of indemnity, whether now existing or entered into hereafter. Company shall be entitled to specific performance of the terms of this Agreement in addition to any other remedy at law or equity. Time is of the essence in this Agreement. Whenever the context may require, any pronoun used in this Agreement shall include the corresponding masculine, feminine and neuter forms. The rights and remedies afforded to Company by the terms of this Agreement can only be modified by a written rider to this Agreement signed by an authorized representative of Company. If any Indemnitor fails to execute or improperly executes this Agreement or is otherwise found not to be bound under this Agreement, such failure or finding shall not affect the obligations of the other Indemnitors. The failure to sign or the improper execution of a Bond shall not affect Company’s rights under this Agreement, and Indemnitors waive any claim they may have, now or at any time in the future, arising out of the failure to sign or properly execute a Bond. Termination and/or limitation of any Indemnitors’ obligations under this Agreement shall in no way affect the obligations of any of the other Indemnitors whose obligations have not been terminated and/or limited. Indemnitors acknowledge this Agreement can be amended via rider to add another person, entity or entities as Indemnitor(s) to this Agreement and Indemnitors waive any and all notice in connection with the addition of additional Indemnitors and further acknowledge the rights and obligations provided herein shall apply to all Indemnitors whenever made a party to the Agreement.

17. Jury Waiver: Indemnitors hereby waive and covenant that they will not assert any right to trial by jury in respect to any legal proceeding arising out of this Agreement.

18. Resolution: Indemnitors have a substantial, material and beneficial interest: (a) in the obtaining of Bonds by any of the Indemnitors; and (b) in the transaction(s) for which any Indemnitor has applied or will apply to Company for Bonds pursuant to this Agreement. Indemnitors have the full power and authority to execute, deliver and perform this Agreement and to carry out the obligations stated herein. Indemnitors further acknowledge and agree that: (x) the execution, delivery and performance of this Agreement by such Indemnitors; (y) the compliance with the terms and provisions hereof; and (z) the carrying out of the obligations contemplated herein, do not, and will not, conflict with and will not result in a breach or violation of any terms, conditions or provisions of the charter documents or bylaws of such Indemnitors, or any law, governmental rule or regulation, or any applicable order, writ, injunction, judgment or decree of any court or governmental authority against Indemnitors, or any other agreement binding upon Indemnitors, or constitute a default thereunder.

19. Date of Agreement: The date of this Agreement shall be the earliest date any Indemnitor executes this Agreement.

WE HAVE READ THIS INDEMNITY AGREEMENT CAREFULLY. THERE ARE NO SEPARATE AGREEMENTS OR UNDERSTANDINGS WHICH IN ANY WAY LESSEN OUR OBLIGATIONS AS ABOVE SET FORTH. IN TESTIMONY HEREOF, WE THE INDEMNITORS HAVE SET OUR HANDS AND FIXED OUR SEALS AS SET FORTH BELOW.

IMPORTANT:	1.	PRINT OR TYPE NAMES UNDER EACH SIGNATURE.
	2.	ALL PERSONAL INDEMNITORS MUST PROVIDE A RESIDENTIAL ADDRESS AND SOCIAL SECURITY NUMBER AND EACH SIGNATURE MUST BE NOTARIZED.
	3.	ALL ENTITY INDEMNITORS MUST PROVIDE AN ADDRESS AND FEDERAL TAX IDENTIFICATION NUMBER, IF APPLICABLE, AND EACH SIGNATURE MUST BE NOTARIZED.

If Indemnitor a Corporation, Limited Liability Company, Partnership, or Trust, sign below:

Instructions: All signatures must be notarized. If the entity is: 1) a corporation, the secretary and an authorized officer should sign on behalf of the corporation; 2) a limited liability company, the manager(s) or member(s) should sign on behalf of the LLC; 3) a partnership, the partner(s) should sign on behalf of the partnership; or 4) a trust, all trustees should sign. Two signatures are required for all entities except where otherwise instructed by Company.

Each of the undersigned hereby affirms to Company as follows: I am a duly authorized official of the business entity Indemnitor on whose behalf I am executing this Agreement. In such capacity I am familiar with all of the documents which set forth and establish the rights which govern the affairs, power and authority of such business entity including, to the extent applicable, the certificate or articles of incorporation, bylaws, corporate resolutions, and/or partnership, operating or limited liability agreements of such business entity. Having reviewed all such applicable documents and instruments and such other facts as deemed appropriate, I hereby affirm that such entity has the power and authority to enter into this Agreement and that the individuals executing this Agreement on behalf of such entity are duly authorized to do so.

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IES Holdings, Inc.		76-0542208
Indemnitor – Corporation		(Federal Tax ID)	Month/Day/Year

By		By /s/ Tracy A. McLauchlin
(Seal)		(Seal)
(Signature of Authorized Official)		(Signature of Authorized Official)

Tracy A. McLauchlin, Sr. VP, CFO, Treasurer
(Print or Type Name and Title)		(Print or Type Name and Title)

5433 Westheimer Road, Suite 500, Houston, TX 77056		Delaware
	(Address)	(State of Incorporation / Formation)

ACKNOWLEDGEMENT
STATE OF Texas	County of Harris

On this     11     day of     July    ,     2017    , before me personally appeared     Tracy A. McLauchlin    , known or proven to me to be the     SVP, CEO & Treasurer     of the entity executing the foregoing instrument (“Entity”), and known or proven to me to be the     SVP, CEO & Treasurer     of the Entity, and they acknowledged said instrument to be the free and voluntary act and deed of Entity for the uses and purposes therein mentioned and on oath stated that the seal affixed is the seal of Entity and that it was affixed and that they executed said instrument by authority of Entity. IN WITNESS WHEREOF, I have hereunto set my hand and affixed my OFFICIAL SEAL the day and year first above written.

/s/ Danelle Andel
		Notary Public	(signature)

Danelle Andel
		Notary Public	(print or type)

Notary Public residing at: Harris County

Commission expires: 10/01/2019

NEXT Electric, LLC		45-4876996
Indemnitor – Limited Liability Company		(Federal Tax ID)	Month/Day/Year

By		By /s/ Thomas E. Santoni
(Seal)		(Seal)
(Signature of Authorized Official)		(Signature of Authorized Official)

Thomas E. Santoni, CEO
(Print or Type Name and Title)		(Print or Type Name and Title)

1121 Marlin Court, Waukesha, Wisconsin 53186		Wisconsin
	(Address)	(State of Incorporation / Formation)

ACKNOWLEDGEMENT
STATE OF Texas	County of Harris

On this     11     day of     July    ,     2017    , before me personally appeared     Thomas E. Santoni    , known or proven to me to be the     CEO     of the entity executing the foregoing instrument (“Entity”), and known or proven to me to be the     CEO     of the Entity, and they acknowledged said instrument to be the free and voluntary act and deed of Entity for the uses and purposes therein mentioned and on oath stated that the seal affixed is the seal of Entity and that it was affixed and that they executed said instrument by authority of Entity. IN WITNESS WHEREOF, I have hereunto set my hand and affixed my OFFICIAL SEAL the day and year first above written.

/s/ Danelle Andel
		Notary Public	(signature)

Danelle Andel
		Notary Public	(print or type)

Notary Public residing at: Harris County

Commission expires: 10/01/2019

IES Holdings, Inc.		76-0542208
Indemnitor – Corporation		(Federal Tax ID)	Month/Day/Year

By /s/ Gail D. Makode		By
(Seal)		(Seal)
(Signature of Authorized Official)		(Signature of Authorized Official)

Gail D. Makode, Sr. VP, General Counsel, Secretary
(Print or Type Name and Title)		(Print or Type Name and Title)

5433 Westheimer Road, Suite 500, Houston, TX 77056		Delaware
	(Address)	(State of Incorporation / Formation)

ACKNOWLEDGEMENT
STATE OF Connecticut	County of Fairfield

On this     11     day of     July    ,     2017    , before me personally appeared     Gail D. Makode    , known or proven to me to be the     SVP, General Counsel, Secretary     of the entity executing the foregoing instrument (“Entity”), and known or proven to me to be the     SVP, General Counsel, Secretary     of the Entity, and they acknowledged said instrument to be the free and voluntary act and deed of Entity for the uses and purposes therein mentioned and on oath stated that the seal affixed is the seal of Entity and that it was affixed and that they executed said instrument by authority of Entity. IN WITNESS WHEREOF, I have hereunto set my hand and affixed my OFFICIAL SEAL the day and year first above written.

/s/ Rebecca Tomsky
		Notary Public	(signature)

Rebecca Tomsky
		Notary Public	(print or type)

		Notary Public residing at:	1165 Riverbank Rd, Stamford, CT 06903

Commission expires: 07/31/2018

NEXT Electric, LLC		45-4876996
Indemnitor – Limited Liability Company		(Federal Tax ID)	Month/Day/Year

By /s/ Gail D. Makode		By
(Seal)		(Seal)
(Signature of Authorized Official)		(Signature of Authorized Official)

Gail D. Makode, Sr. VP, General Counsel, Secretary
(Print or Type Name and Title)		(Print or Type Name and Title)

1121 Marlin Court, Waukesha, Wisconsin 53186		Wisconsin
	(Address)	(State of Incorporation / Formation)

ACKNOWLEDGEMENT
STATE OF Connecticut	County of Fairfield

On this     11     day of     July    ,     2017    , before me personally appeared     Gail D. Makode    , known or proven to me to be the     VP and Secretary     of the entity executing the foregoing instrument (“Entity”), and known or proven to me to be the     VP and Secretary     of the Entity, and they acknowledged said instrument to be the free and voluntary act and deed of Entity for the uses and purposes therein mentioned and on oath stated that the seal affixed is the seal of Entity and that it was affixed and that they executed said instrument by authority of Entity. IN WITNESS WHEREOF, I have hereunto set my hand and affixed my OFFICIAL SEAL the day and year first above written.

/s/ Rebecca Tomsky
		Notary Public	(signature)

Rebecca Tomsky
		Notary Public	(print or type)

		Notary Public residing at:	1165 Riverbank Rd, Stamford, CT 06903

		Commission expires:	07/31/2018

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